Two Oaks Diversified Growth and Income Fund

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: TWOAX)

Supplement dated October 8, 2019

to the Prospectus and Statement of Additional Information (“SAI”) dated July 31, 2019

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

Effective October 8, 2019, the address for Two Oaks Investment Management, LLC (the “Adviser”), investment adviser to the Two Oaks Diversified Growth and Income Fund (the “Fund”) will change to the following:

Two Oaks Investment Management, LLC

597 Goshen Avenue

Clovis, CA 93611

References to the Adviser’s old address in the Fund’s Prospectus and SAI or supplements thereto should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class A shares dated July 31, 2019, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-896-6257.